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                                                                     EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-33702 of Dotronix, Inc. on Form S-8 and in Registration Statement No. 33-46456 of Dotronix, Inc. on Form S-3 of our report dated October 12, 1999 appearing in the Annual Report on Form 10-KSB of Dotronix, Inc. for the year ended June 30, 1999.

/s/ Deloitte & Touche LLP

October 12, 1999
Minneapolis, Minnesota




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